UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 23, 2008

MEDICAL STAFFING NETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31299	65-0865171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
901 Yamato Road, Suite 110, Boca Raton, FL 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: 561-322-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On April 23, 2008, Medical Staffing Network Holdings, Inc. announced that it will issue its results of operations for the three months ended March 30, 2008 after the market closes on May 7, 2008 and hold a conference call to discuss the results of operations on May 8, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished according to this Item 7.01.

Item 9.01     Financial Statements and Exhibits.

                     (d)  Exhibits:

                             99.1     Press Release of Medical Staffing Network Holdings, Inc., dated April 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2008	MEDICAL STAFFING NETWORK HOLDINGS, INC.

		By:	/s/ Kevin S. Little
Kevin S. Little
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Medical Staffing Network Holdings, Inc., dated April 23, 2008.